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                                                          EXHIBIT 23.2
                                                          ------------

              J.P. SPILLANE, Certified Public Accountant
                12788 W. Forest Hill Blvd., Suite 2005
                         Wellington, FL 33414
                        Office (561) 790-1488
                          Fax (561) 790-6830


          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the use in this Registration Statement on Form SB-2 of our report dated March 26, 2001 related to the financial statements of Newport International Group, Inc. and to the reference of our firm under the caption "experts" in the Prospectus.


                              /s/  J.P. Spillane, C.P.A., P.A.


Wellington, Florida
August 28, 2001